SCHEDULE 14A

                     Information Required in Proxy Statement


                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]   Preliminary Proxy Statement
[_]   Definitive Proxy Statement
[_]   Definitive Additional Materials
[_]   Soliciting   Material   Pursuant   to   Rule
      14a-11(c) or Rule 14a-12
[_]   Confidential, for use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))

                              TII Industries, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


            --------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  $125 per  Exchange  Act  Rules  0-11(c)(1)(ii),  14a-6(i)(1),  or
     14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)

[_]  Fee computed on table below per  Exchange  Act Rules  14a-6(i)(4)
     and 0-11

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11:

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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



                              TII INDUSTRIES, INC.

                                1385 Akron Street
                            Copiague, New York 11726
                               ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD DECEMBER 4, 1996
                               ------------------

To the Stockholders of
TII Industries, Inc.:

           NOTICE IS HEREBY GIVEN that the 1996 Annual Meeting of Stockholders of TII Industries, Inc., a Delaware corporation (the "Company"), will be held at the Huntington Hilton, 598 Broad Hollow Road, Melville, New York, on Wednesday, December 4, 1996 at 4:00 p.m., New York time, at which the following matters are to be presented for consideration:

           1. The election of three Class II directors to serve until the 1999 Annual Meeting of Stockholders and until their respective successors are elected and qualified;

           2. The adoption of amendments to the Company's Certificate of Incorporation to remove the Company's Class B Stock and Class C Stock from shares which the Company is authorized to issue, renumber and reletter subsections and revise cross references as a result of such removal, and correct minor typographical errors, and adopt a Restated Certificate of Incorporation which would integrate and combine the full text of the Company's Certificate of Incorporation, as amended, into one combined document;

           3. A proposal to ratify the selection by the Board of Directors of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending June 27, 1997; and

           4.         The  transaction  of such other  business as may  properly
                      come   before   the   meeting  or  any   adjournments   or
                      postponements thereof.

           The close of business on October 18, 1996 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournments or postponements thereof. A list of such stockholders will be open for examination by any stockholder for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting at the offices of the Company, 1385 Akron Street, Copiague, New York.

                                           By Order of the Board of Directors,


                                                     Dorothy Roach,
                                                       Secretary
October 28, 1996

           WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE ENCLOSED ENVELOPE IN THE UNITED STATES.

                              TII INDUSTRIES, INC.
                                1385 Akron Street
                            Copiague, New York 11726
                              --------------------

                                 PROXY STATEMENT
                       For Annual Meeting of Stockholders
                         To be Held on December 4, 1996
                            ------------------------

           This Proxy Statement, to be mailed to stockholders of TII Industries, Inc., a Delaware corporation (the "Company"), on or about October 28, 1996, is furnished in connection with the solicitation by the Board of Directors of the Company of proxies in the accompanying form ("Proxy" or "Proxies") to be used at the Annual Meeting of Stockholders of the Company to be held on Wednesday, December 4, 1996 at 4:00 p.m., New York time, and at any adjournments or postponements thereof (the "Meeting"). The Meeting will be held at the Huntington Hilton, 598 Broad Hollow Road, Melville, New York.

           The close of business on October 18, 1996 has been fixed as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On the Record Date, there were outstanding 7,446,975 shares of the Company's Common Stock ("Common Stock"). The presence of a majority of all such shares at the Meeting, in person or by proxy, will constitute a quorum for the transaction of business at the Meeting. Each outstanding share of Common Stock on the Record Date is entitled to one vote on all matters voted on at the Meeting. A plurality of the votes of shares present in person and represented by proxy at the Meeting and entitled to vote thereon will be required for the election of directors (Proposal 1), the affirmative vote of a majority of the outstanding shares will be required to adopt the proposed amendments to, and restatement of, the Company's Certificate of Incorporation (Proposal 2) and the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote will be required to ratify the selection of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending June 27, 1997 (Proposal 3).

           Proxies properly executed and received in time for the Meeting will be voted in accordance with the specifications made thereon or, in the absence of specification, for all nominees named herein to serve as directors and in favor of each of the matters proposed in this Proxy Statement by the Board of Directors. Proxies will also be voted in the discretion of those named in the Proxy with respect to such other matters as may come before the Meeting. Proxies submitted which contain abstentions or broker non-votes may be deemed present at the Meeting for determining the presence of a quorum. Abstentions are considered shares entitled to vote at the Meeting, while shares subject to broker non-votes with respect to any matter are not considered shares entitled to vote with respect to that matter. Abstentions and broker non-votes will have no effect on the election of directors or the ratification of the selection of independent public accountants. Since adoption of the proposed amendments to, and restatement of, the Company's Certificate of Incorporation requires the affirmative vote of a majority of the outstanding shares, shares abstaining and broker non-votes will effectively be an "against" vote on that matter. Any Proxy may be revoked by the person giving it at any time prior to the exercise of the powers conferred thereby by a written notice of revocation to Dorothy Roach, Secretary of the Company, 1385 Akron Street, Copiague, New York 11726, by submitting a duly executed proxy bearing a later date at the foregoing address or at the Meeting, or by voting in person at the Meeting.

                          SECURITY HOLDINGS OF CERTAIN
                      STOCKHOLDERS, MANAGEMENT AND NOMINEES

           The following table sets forth information, as of September 30, 1996, with respect to the beneficial ownership of Common Stock by (i) each person (including any "group", as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) known by the Company to own more than 5% of the outstanding shares of Common Stock, (ii) each director and nominee to serve as a director of the Company, (iii) each executive officer named in the Summary Compensation Table under the caption "Executive Compensation", below, and (iv) all executive officers and directors of the Company as a group. The Company understands that, except as noted below, each beneficial owner has sole voting and investment power with respect to all shares attributable to such owner.



                                                           Common Stock
                                                           ------------
Name and Address                                                      Percent
      of                                              Shares            of
Beneficial Owner                                       Owned         Class (1)
----------------                                       -----         ---------

Alfred J. Roach                                      844,100(2)           11.2 %
Route 2-Kennedy
Avenue, Guaynabo,
Puerto Rico 00657

Dorothy Roach                                         60,704(3)           *
Route 2-Kennedy
Avenue, Guaynabo,
Puerto Rico 00657

Timothy J. Roach                                     605,253(4)           8.0 %
1385 Akron Street
Copiague, NY 11726

William J. Rouhana, Jr                               390,763(5)           5.2 %
575 Fifth Avenue
New York, NY 10017

Overseas Private                                     400,000(6)           5.1%
Investment Corporation
1615 M Street, N.W
Washington, DC 20527

C. Bruce Barksdale                                    25,998(7)           *

Timothy R. Graham                                    125,000(8)           1.8 %

James R. Grover, Jr                                   25,600(9)           *

Dr. Joseph C. Hogan                                   24,830(10)          *

                                                           Common Stock
                                                           ------------
Name and Address                                                      Percent
      of                                              Shares            of
Beneficial Owner                                       Owned         Class (1)
----------------                                       -----         ---------

William G. Sharwell                                    25,000(11)         *

Dare P. Johnston                                       28,000(12)         *

Carl H. Meyerhoefer                                    28,000(12)         *

James A. Roach                                         33,488(14)         *

All executive officers and                          2,296,638(15)         29.1 %
directors as a group
(15 persons)

---------------------------

(1) Asterisk indicates that the Percent of Class is less than one percent. Percent of Class assumes the issuance of the Common Stock issuable upon the exercise of options or conversion of indebtedness (to the extent exercisable on or within 60 days after September 30, 1996) held by such persons or entity but (except for the calculation of beneficial ownership by all executive officers and directors as a group) by no other person or entity.

(2) Includes 100,360 shares subject to options held under the Company's 1986 Stock Option Plan. Excludes the shares owned by Mr. Roach's wife, Dorothy Roach, reflected below in this table, as to which shares Mr. Roach disclaims beneficial ownership.

(3) Includes 8,960 shares subject to options held under the Company's 1986 Stock Option Plan. Excludes the shares owned by Mrs. Roach's husband, Alfred J. Roach, reflected above in this table, as to which shares Mrs. Roach disclaims beneficial ownership.

(4) Includes 968 shares owned by Mr. Roach's wife (who has sole voting and dispositive power with respect to the shares owned by her and as to which Mr. Roach disclaims beneficial ownership); 4,240 shares owned by Mr. Roach as trustee or custodian for his children; and 100,000 shares subject to options held under the Company's 1986 Stock Option Plan.

(5)  Includes   15,000  shares   subject   options  under  the  Company's   1994
     Non-Employee Director Stock Option Plan.

(6)  Represents   300,000  shares   issuable  upon  conversion  of  $750,000  of
     indebtedness and 100,000 shares issuable upon the exercise of an option.

(7) Includes 78 shares owned by Mr. Barksdale's children and 18,000 shares subject to options held under the Company's 1983 Employee Incentive Stock Option Plan and 1986 Stock Option Plan.

(8) Includes 15,000 shares subject to options held under the Company's 1994 Non-Employee Director Plan.

(9) Includes 20,000 shares subject to options held under the Company's 1986 Stock Option Plan and under the Company's 1994 Non-Employee Director Option Plan.

(10) Includes 24,750 shares subject to options held under the Company's 1986 Stock Option Plan and 1994 Non-Employee Director Stock Option Plan.

(11) Represents 25,000 shares subject to options held under the Company's 1986 Stock Option Plan and under the Company's 1994 Non-Employee Director Option Plan.

(12) Represents 28,000 shares subject to options held under the Company's 1986 Stock Option Plan.

(13) Includes 1,000 shares owned by Mr. Roach's wife (who has sole voting and dispositive power with respect to the shares owned by her and as to which Mr. Roach disclaims beneficial ownership) and 25,000 shares subject to options held under the Company's 1986 Stock Option Plan.

(14) Includes 451,070 shares subject to options.

                                   PROPOSAL 1.

                              ELECTION OF DIRECTORS

           The Company's Restated Certificate of Incorporation, as amended, and By-Laws provide that the Board of Directors shall be divided into three classes, designated Class I, Class II and Class III. These classes are to be as nearly equal in number as the then total number of directors constituting the entire Board of Directors permits, with each class to include not less than two directors.

           The Company's Board of Directors presently consists of nine directors divided into three classes. The term of office of Class II directors continues until the Meeting, the term of office of Class III directors continues until the next succeeding annual meeting of stockholders and the term of office of Class I directors continues until the second succeeding annual meeting of stockholders, and, in each case, until their respective successors are elected and qualified. At each annual meeting directors are chosen to succeed those in the class whose term expires at that meeting.

           The terms of three  members of the Board will expire at the  Meeting:
Timothy R. Graham, James R. Grover, Jr. and Dorothy Roach, all of whom were previously elected by stockholders. At the Meeting, holders of Common Stock will elect three Class II directors to serve until the 1999 Annual Meeting of Stockholders and until their respective successors are elected and qualified. Unless otherwise directed, the persons named in the enclosed Proxy intend to cast all votes pursuant to Proxies received for the election of Timothy R. Graham, James R. Grover, Jr. and Dorothy Roach (the "nominees") to serve as Class II directors.

           In the event that any of the nominees should become unavailable or unable to serve for any reason, the holders of Proxies have discretionary authority to vote for one or more alternate nominees who will be designated by the Board of Directors. The Company believes that all of the nominees are available to serve as directors.

BACKGROUND OF NOMINEES

           CLASS II DIRECTORS

           Timothy R. Graham, 46, has been a director of the Company since August 1992. Since October 1994, Mr. Graham has served as Executive Vice President of WinStar Communications, Inc. ("WinStar Communications"), a telecommunications and information services company. From October 1990 through September 1994, Mr. Graham was engaged in the private practice of law and served in various capacities with National Capital Management Corporation, a company engaged through its subsidiaries in various businesses, such as the ownership of real estate rental properties, industrial manufacturing and insurance matters, including as Corporate Secretary and as President of its primary real estate and insurance subsidiaries. During that period, Mr. Graham also acted in various capacities for WinStar Services, Inc. ("WinStar Services"), a wholly-owned subsidiary of

WinStar Companies, Inc. ("WinStar Companies") and its affiliated companies, which are engaged in the business of merchant banking and consulting. Prior to 1990, Mr. Graham was a partner in the law firm of Nixon, Hargrave, Devans & Doyle specializing in corporate finance, regulatory and business law. Mr. Graham is also a director of National Capital Management Corporation.

           James R. Grover, Jr., 77, has been a director of the Company since 1978. Mr. Grover has been engaged in the private practice of law in the State of New York since 1974, and has been General Counsel to the Company for more than the past five years.

           Dorothy Roach, 73, has been Secretary of the Company for more than the past five years, served as Treasurer of the Company for more than five years prior to relinquishing that position in December 1993 and, except for a brief period, has been a director of the Company since 1964.

BACKGROUND OF CONTINUING DIRECTORS

           CLASS I DIRECTORS

           C. Bruce Barksdale, 65, has been a Vice President of the Company since August 1971, becoming Senior Vice President (responsible for customer and product development) in October 1993, and a director of the Company since 1974. Mr. Barksdale holds a Bachelor of Science degree in Electrical Engineering from the University of South Carolina.

           Dr. Joseph C. Hogan, 74, has been a director of the Company since January 1974. Dr. Hogan served as Dean of the College of Engineering of the University of Notre Dame from 1967 to 1981, following which he performed various services for the University of Notre Dame until 1985, where he remains Dean Emeritus. From 1985 until his retirement in 1987, Dr. Hogan was a Director of Engineering Research and Resource Development at Georgia Tech. He is past President of the American Society of Engineering Education. Dr. Hogan is also a director of American Biogenetic Sciences, Inc. ("ABS"), a company that conducts research and development of therapeutic and diagnostic products primarily in the areas of blood coagulation and neurodegenerative diseases.

           William G. Sharwell, 75, was appointed as a director of the Company in October 1995. Mr. Sharwell was President of Pace University in New York from 1984 until his retirement in 1990. He was Senior Vice President of American Telephone & Telegraph Company between 1976 and 1984, and previously served as executive Vice President of Operations of New York Telephone Company. Mr. Sharwell serves as an independent general partner of Equitable Capital Partners, L.P. and Equitable Capital Partners (Retirement Fund), L.P., registered investment companies under the Investment Company Act of 1940. He also serves on the Board of Directors of ABS and US Life Corporation.

           CLASS III DIRECTORS

           Alfred J. Roach, 81, has served as Chairman of the Board of Directors of the Company since July 1980, Chief Executive Officer from July 1980 to January 1995 and President and/or Chairman of the Board of Directors of the Company and its predecessor from its founding in 1964 until July

1980. He has been a director of the Company since its formation. Mr. Roach has also served as Chairman of the Board of Directors of ABS since September 1983.

           Timothy J. Roach, 49, has served the Company in various capacities since December 1973. He has been President of the Company since July 1980, Chief Operating Officer since May 1987, Chief Executive Officer since January 1995, Vice Chairman of the Board since October 1993, Assistant Chief Executive Officer from June 1985 until January 1995 and a director since January 1978. Mr. Roach was a Captain in the United States Air Force for four years prior to joining the Company and is a graduate of Harvard University's Business School Program for Management Development. Mr. Roach has also served as Treasurer, Secretary and a director of ABS since September 1983.

           William J. Rouhana, Jr., 44, has been a director of the Company since August 1992. Mr. Rouhana has been Chairman of the Board since February 1991, and Chief Executive Officer since May 1994, of WinStar Communications. Mr. Rouhana was President and Chief Executive Officer of WinStar Companies, Inc. ("WinStar Companies") from 1983 until November 1995, the parent of WinStar Services. Through WinStar Companies, he served, from August 1987 to February 1989, as Vice Chairman of the Board and Chief Operating Officer of Management Company Entertainment Group, Inc. ("MCEG"), a diversified distributor of entertainment products and, thereafter, as its Vice Chairman of the Board until May 1990. In November 1990, a petition for involuntary bankruptcy was filed against MCEG which, on MCEG's motion, was converted to Chapter 11 of the Bankruptcy Code. In March 1992, MCEG emerged from Chapter 11.

           Dorothy Roach and Alfred J. Roach are married and the parents of Timothy J. Roach.

THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

           During the Company's fiscal year ended June 28, 1996, three meetings of the Company's Board of Directors were held. In addition, during that fiscal year, the Board acted by unanimous consent on six occasions following informal discussions.

           The Board of Directors has Audit and Compensation Committees. The Board does not have a standing nominating committee or committee performing a similar function.

           The principal functions of the Audit Committee are to nominate independent auditors for appointment by the Board; meet with the independent auditors to review and approve the scope of their audit engagement and the fees related to such work; meet with the Company's financial management and independent auditors to review matters relating to internal accounting controls, the Company's accounting practices and procedures and other matters relating to the financial condition of the Company; and report to the Board periodically with respect to such matters. The members of the Audit Committee are James R. Grover, Jr. and Joseph C. Hogan. The Audit Committee met one time during the Company's fiscal year ended June 28, 1996.

           The Compensation Committee is authorized to consider and recommend to the Board of Directors salaries, bonuses and other compensation arrangements with respect to the executive officers of the Company; grant all options under, and administer, the Company's present and future employee stock option plans; examine, administer and make recommendations to the full Board of Directors with respect to other employee benefit plans and arrangements of the Company and its subsidiaries; and report to the Board periodically with respect to such matters. The present members of the Compensation Committee are Joseph C. Hogan and William G. Sharwell (who was elected to the Compensation Committee by the Board of Directors on August 12, 1996 to replace James R. Grover, Jr. on this Committee). While the Compensation Committee held no formal meetings during the Company's fiscal year ended June 28, 1996, it acted by unanimous consent on eight occasions during the year following informal discussions.

           During the Company's fiscal year ended June 28, 1996, each director attended at least 75% of the aggregate number of Board of Directors meetings and meetings of all committees on which such director served that were held during the year, except that C. Bruce Barksdale did not attend one of the three meetings of the Board of Directors held during the year and Dorothy Roach did not attend two of the three meetings of the Board of Directors held during the year.

REQUIRED VOTE

           A plurality of the votes cast by the shares present in person or represented by proxy at the Meeting and entitled to vote for the election of directors will elect directors.

           The Board of Directors recommends that stockholders vote FOR each of Timothy R. Graham, James R. Grover, Jr. and Dorothy Roach to serve as Class II directors.


                               EXECUTIVE OFFICERS

           In addition to Alfred J. Roach, Timothy J. Roach, C. Bruce Barksdale and Dorothy Roach, the following are also executive officers of the Company:

           Virginia M. Hall, 43, has served the Company in various capacities since February 1976, serving as Vice President-Administration since December 1993 and Vice President-Contract Administration from September 1990 until December 1993.

           John T. Hyland, Jr., 60, has served the Company in various capacities since June 1980, most recently serving as Vice President and Treasurer since October 1995. Prior thereto, he served as Senior Vice President-Auditing from September 1994; Vice President-Operations (in charge of the Company's Caribbean based manufacturing operations) from October 1993 until September 1994; and Vice President and Controller from December 1988 until September 1993. Mr. Hyland holds a Bachelor of Business Administration degree in Accounting from Ohio Christian College and a Master of Business Administration in Finance from Pacific University.

           Dare P. Johnston, 55, has been Vice President - Fiber Optic Operations since December 1993. Ms. Johnston joined the Company in September 1993 with the Company's acquisition of Ditel, Inc., a designer, manufacturer and supplier of fiber optic products. Prior to joining the Company, Ms. Johnston served in various capacities with Ditel, Inc. since January 1989, serving as President since September 1990. Prior to joining Ditel, Inc., Ms. Johnston was employed by NCNB National Bank of North Carolina since 1973, where she served as Senior Vice President since October 1983. Ms. Johnston holds a Bachelor of Arts degree in English from Duke University.

           Carl H. Meyerhoefer, 58, has been Vice President - Research and Development since December 1993. Mr. Meyerhoefer joined the Company in July 1993. Prior to joining the Company, Mr. Meyerhoefer held various positions with Porta Systems, Corp., a manufacturer of telecommunications connection and protection products, since December 1987, serving as Assistant Vice President of Product Manufacturing since July 1991. Mr. Meyerhoefer holds a Bachelor of Science degree in Mechanical Engineering from Stevens Institute of Technology.

           James A. Roach, 43, has served the Company in various capacities since January 1982, serving as Vice President-Marketing and Sales since July 1987. Mr. Roach is the nephew of Alfred J. Roach and the cousin of Timothy J. Roach.

           Paul G. Sebetic, 32, was elected Vice President-Finance and Chief Financial Officer of the Company in October 1996. Mr. Sebetic joined the Company in April 1996 as the Corporate Controller. From November 1992 until joining the Company, Mr. Sebetic held various financial management positions with V Band Corporation, a telecommunications equipment manufacturer, serving as Controller since August 1995. From February 1991 through August 1992, Mr. Sebetic was the Financial Controller of the European operations of MacDermid Inc., a specialty chemical manufacturer.

           Officers hold office until their successors are chosen and qualified. Any officer elected or appointed by the Board of Directors may be removed at any time by the Board. See "Executive Compensation - Employment Agreements" for information concerning the Company's Employment Agreements with Timothy J. Roach, Dare P. Johnston and Carl H. Meyerhoefer.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

           The following table sets forth, for the Company's three fiscal years ended June 28, 1996, information concerning the compensation paid by the Company to Timothy J. Roach who served as the Company's Chief Executive Officer, and each of the four other most highly compensated persons who were serving as executive officers of the Company, at the end of the Company's fiscal year ended June 28, 1996:

                                                               Long-Term
                                                              Compensation
                                   Annual Compensation           Award
                                   -------------------           -----
Name and                                                         Stock       All Other
Principal Position         Year    Salary         Bonus        Options(#)  Compensation
------------------         ----    ------         -----        ----------  ------------
Timothy J. Roach,          1996   $171,618          --            --        $  8,022(1)
   Chief Executive         1995    143,677          --         200,000         7,282
   Officer                 1994    135,230          --            --           7,155

Alfred J. Roach            1996    150,000      $    200(2)       --            --
   Chairman of the Board   1995    150,000           200(2)    200,000          --
                           1994    149,623           200(2)       --            --
Dare P. Johnston           1996    120,779          --          10,000          --
   Vice President -        1995    107,692        77,071        20,000          --
   Fiber Optics            1994     82,500        75,000        20,000          --
   Operations

Carl H.  Meyerhoefer       1996    116,580          --            --            --
   Vice President -        1995    107,308          --          20,000          --
   Research and            1994     91,244          --          20,000          --
   Development

James A. Roach             1996    106,440        24,347(3)     10,000
   Vice President -        1995    100,098        39,554(3)     20,000          --
    Marketing              1994     91,284        48,220(3)     10,000          --

----------------
1 Includes (i) $1,900, representing the dollar value to Mr. Roach of the portion of the premium paid by the Company on split dollar life insurance policies during such year with respect to the deemed term life insurance portion of the premiums; (ii) $6,122, representing the annual premium paid by the Company on long-term disability insurance maintained by the Company for the benefit of Mr. Roach.

2    Required to be paid under Puerto Rico law.

3    Commissions based on sales.

OPTION GRANTS IN LAST FISCAL YEAR

           The following table contains information concerning options granted during the Company's fiscal year ended June 28, 1996 to the executive officers named in the Summary Compensation Table:

                                                                                         Potential Realizable
                       Number of        Percent of                                         Value at Assumed
                       Securities     Total Options                                     Annual Rates of Stock
                       Underlying       Granted to       Exercise                       Price Appreciation For
                        Options        Employees in     Price Per     Expiration             Option Term
Name                    Granted        Fiscal Year        Share          Date             5%               10%
----                    --------      -------------      -------         -----         -------          -------
Dare P. Johnston         10,000            8.3%           $7.50       12/17/2005       $47,167          $119,531

James A. Roach           10,000            8.3%           $6.75       07/02/2005       $42,450          $107,578

           Each option was granted at an exercise price equal to the market value of the Company's Common Stock on the date of grant and is exercisable during a ten year term (subject to early termination in certain instances) with respect to 20% of the number of shares subject to the option in each annual period, on a cumulative basis, commencing one year after the date of grant.

AGGREGATE OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUE TABLE

           No options were exercised by any of the executive officers named in the Summary Compensation Table during the Company's fiscal year ended June 28, 1996. The following table contains information with respect to the fiscal year-end value of unexercised options held by the executive officers named in the Summary Compensation Table:


                             Number of                    Value of
                            Unexercised                Unexercised In-
                           Option at FY-              the-Money Options
                              End (#)                   at FY-End ($)
                           Exercisable/                 Exercisable/
Name                       Unexercisable              Unexercisable (1)
----                       -------------              -----------------
Alfred J. Roach            80,360/160,000             $256,575/$320,000
Timothy J. Roach           40,000/160,000             $230,000/$320,000
Dare P. Johnston           24,000/26,000              $ 21,500/$ 29,750
James A. Roach             19,000/26,000              $ 36,038/$ 37,250
Carl H. Meyerhoefer        24,000/16,000              $ 62,125/$ 36,000
----------------

(1) Represents the closing price of the underlying Common Stock at fiscal year-end minus the option exercise price.

REMUNERATION OF DIRECTORS

           Non-employee directors receive a fee of $1,000 for each meeting of the Board held and members of Committees of the Board receive a fee of $500 for attending each meeting of the Committee of the Board on which serve.

           From August 7, 1992 until July 31,1995, WinStar Services provided financial consulting services to the Company, including identifying and analyzing potential acquisitions and mergers, and evaluating potential investments and other financing arrangements, pursuant to a Consulting Agreement dated June 2, 1992. Under the Consulting Agreement, as amended, WinStar Services received a fee of $7,500 for its services for the month of July 1995. In addition, in connection with entering into the Consulting Agreement with WinStar Services in 1992, the Company granted WinStar Services options to purchase an aggregate of 400,000 shares of its Common Stock at varying exercise prices. These options were subsequently transferred by WinStar Services to William J. Rouhana, Jr., Timothy R. Graham and a third party who were officers, directors or employees of WinStar Services. Options covering an aggregate of 320,000 shares have been exercised and options covering an aggregate of 80,000 shares have expired unexercised. Of the options exercised, in January 1996, Mr. Rouhana exercised options covering 144,000, 43,200 and 43,200 shares at exercise prices of $5.00, $5.625 and $6.25, respectively (an aggregate of $1,233,000), and, in February 1996, Mr. Graham exercised options to purchase 20,000, 6,000 and 6,000 shares at exercise prices of $5.00, $5.625 and $6.25, respectively (an aggregate of $171,250). The closing sales prices of the Company's Common Stock on the date the Consulting Agreement was entered into was $4.375 per share (adjusted to give effect to the 1 for 2-1/2 reverse split of outstanding Common Stock effected by the Company on April 26, 1994) and on the dates of exercise of the options ranging from $6.875 to $7.50 per share. Mr. Rouhana, a director of the Company, has been the principal of WinStar Services and its affiliated companies and Mr. Graham, also a director of the Company, has been an officer and director of WinStar Services.

EMPLOYMENT AGREEMENTS

           The Company and Timothy J. Roach are parties to a five-year Employment Agreement, effective as of August 1, 1992, pursuant to which Mr. Roach is to serve as the Company's President, Chief Operating Officer and Vice Chairman of the Board. Since January 1995 Mr. Roach has also served as Chief Executive Officer of the Company. Under the Employment Agreement, Mr. Roach is presently entitled to an annual salary of $195,000 per year (subject to periodic increases which shall not be less than 10% per annum) and bonuses at the discretion of the Board of Directors. In addition, the Agreement requires the Company to provide Mr. Roach (whose principal place of business is the Company's executive offices in Copiague, New York) with an allowance to reimburse him for the cost of maintaining a place of abode in Puerto Rico (where the Company maintains its principal manufacturing facilities) not to exceed 20% of his then salary, to continue to maintain family medical and dental insurance, split dollar life insurance policies in the aggregate amount of not less than $500,000 and long-term disability insurance. Mr. Roach has agreed not to disclose confidential information of the Company during the term of his employment and for a period of four years thereafter. In the event of termination of employment by reason of death or disability, as defined, Mr. Roach or his beneficiary is entitled to receive a continuation of his salary and the family medical benefits for a period of one year. In the event Mr. Roach terminates his employment "for good reason" (in general, adverse changes in his powers, duties, position or compensation), the Company will be required to pay him all compensation due for the unexpired term of the Employment Agreement, but not less than six months compensation, in a lump sum.

           Dare P. Johnston is a party to an Employment Agreement, dated September 23, 1993, with the Company's subsidiary, Ditel, Inc., under which Ms. Johnston is serving as President/General Manager of the Ditel Fiber Optic
Division of the Company. The Employment Agreement, as extended provides for a term expiring September 22, 1999. Under the Employment Agreement, Ms. Johnston's current annual salary is $133,000 per annum, subject to review at the end of each year of employment, with Ms. Johnston to receive a salary increase of up to 10% per year but not less than the percentage increase of a consumer price index. Ms. Johnston has agreed not to disclose confidential information of the Company during and after the term of the Employment Agreement and that, during the term of her employment and for a period of two years thereafter, she will not directly or indirectly engage in certain activities which are competitive with the Company.

           The Company and Carl H. Meyerhoefer are parties to an Employment Agreement, dated July 1, 1993, pursuant to which Mr. Meyerhoefer is serving as Vice President-Research & Development. The Employment Agreement, as extended, provides for a term expiring July 19, 1997. Mr. Meyerhoefer's current compensation is at the rate of $129,000 per annum. Mr. Meyerhoefer has agreed that during the term of the Employment Agreement he will not directly or indirectly engage in certain competitive activities. In addition, he has agreed not to disclose confidential information of the Company during or after the term of his employment.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

           The members of the Compensation Committee currently are Joseph C. Hogan and William G. Sharwell. Mr. Sharwell was elected to the Committee in August 1996 to replace James R. Grover, Jr., who served on the Committee with Mr. Hogan during all of the Company's fiscal year ended June 30, 1996. The Company has retained Mr. Grover as legal counsel during the Company's last fiscal year and is retaining him during the Company's current fiscal year. Fees paid Mr. Grover for services rendered to the Company during the Company's fiscal year ended June 28, 1996 were $30,000.

REPORT OF BOARD OF DIRECTORS AND COMPENSATION COMMITTEE
CONCERNING EXECUTIVE COMPENSATION

           The following report is submitted by Messrs. James R. Grover, Jr. and Joseph C. Hogan, who comprised the Compensation Committee of the Board of Directors during the Company's fiscal year ended June 28, 1996. The Compensation Committee, among other things, considers and recommends to the Board of Directors salaries, bonuses and other compensation arrangements with respect to the executive officers of the Company. During fiscal 1996, the Committee also had exclusive authority with respect to granting stock options under the Company's 1986 and 1995 Stock Option Plans. In light of recent amendments to certain Securities and Exchange Commission rules, both this Committee and the full Board of Directors may now grant options under these plans. This report for the fiscal year 1996 is rendered by Messrs. Grover and Hogan who comprised the Committee during that period.

           The Compensation Committee has viewed salaries for the Company's executive officers, including its Chief Executive Officer, as a means of providing a basic level of compensation sufficient to attract and retain qualified executives. Levels of base salary have been determined, on a subjective basis, in light of the executive's level of responsibility, performance and expertise, as well as prevailing economic conditions, the Company's performance and competitive factors. Bonuses, if given, have been to provide short-term incentive and to reward the executive's personal performance and contribution to the Company's recent overall performance. Bonuses have been determined either on a subjective basis, by reference to specific pre-determined performance targets, achievements, or, at times, agreements entered into as an inducement for an executive to join the Company.

           The Compensation Committee has considered options a useful means of enabling the Company to provide long-term incentive to executives in a manner that enables the Company to conserve cash for operations and growth while tying the executive's interest to the interests of stockholders through stock ownership and potential stock ownership. Option grants have been made, based upon the executive's performance and expected contribution to the long-term goals of the Company.

           In light of the contribution made by Timothy J. Roach, the Company's Chief Executive Officer, toward the Company's improved earnings and financial condition during fiscal 1995 and fiscal 1996, the Committee determined to increase the annual salary of Mr. Roach in August 1995 from $142,500 to $175,000 and in August 1996 to $195,000. Although these increases exceeded the minimum 10% annual increase to which Mr. Roach is entitled under his Employment Agreement, the Committee believes that these increases were merited based on the Company's net income increases of 23% during fiscal 1995 and 27% during fiscal 1996, as well as Mr. Roach's leadership, efforts and commitment to the Company. Salaries of the Company's other executive officers (other than Alfred J. Roach, whose compensation remained unchanged) were, in general, increased for the fiscal year 1996 to reflect the Company's performance, their individual performance, their contribution to the Company's achievements, inflationary factors and contractual requirements. Options were granted to three executive officers (other than Timothy J. Roach and Alfred J. Roach) to provide additional incentive in furtherance of the Committee's policies.

           Section 162(m) of the Internal Revenue Code of 1986, as amended ("Section 162(m)") precludes a public company from taking a Federal income tax deduction for annual compensation in excess of $1,000,000 paid to its chief executive officer or any of its four other most highly compensated executive officers. Certain "performance based compensation" is excluded from the deduction limitation. The Internal Revenue Service has issued proposed regulations under Section 162(m) which may be modified prior to adoption. Cash compensation being paid by the Company does not, and is not expected to, approximate the threshold at which the deduction limitation would be imposed. In fiscal 1994, the Company amended the Company's 1986 Stock Option Plan, with stockholder approval, in a manner designed to enable any compensation thereunder to be excluded from the deduction limitation. The Company's 1995 Stock Option Plan contains similar provisions. Accordingly, Section 162(m) is not expected to affect the Company's ability to deduct items treated as compensation for Federal income tax purposes.

Respectfully submitted,



James R. Grover, Jr.
Joseph C. Hogan

Performance Graph

            The following graph compares the cumulative return to holders of the Company's Common Stock for the five years ended June 28, 1996 with (i) an index of the other publicly held companies that are included within the four-digit
(3661) Standard Industrial Code for telephone and telegraph apparatus manufacturers, (ii) the Nasdaq Telecommunications Index and (iii) the Nasdaq Stock Market-US Index (the Company's Common Stock has been quoted on the Nasdaq National Market System since August 3, 1994 prior to which it was traded on the American Stock Exchange). The comparison assumes $100 was invested on June 30, 1991 in the Company's Common Stock and in each of the comparison groups and assumes reinvestment of dividends (the Company paid no dividends during the periods).



        [GRAPHICS INTENTIONALLY OMMITTED AND REPLACED WITH PLOT POINTS]



                                  6/91   6/92    6/93   6/94   6/95  6/96
                                  ----   ----    ----   ----   ----  ----

TII Industries Inc.               $100   $186    $214   $800   $771  $776
SIC Code Index (Peer Group)       $100   $106    $103   $ 99   $130  $175
Nasdaq Telecommunications Index   $100   $120    $185   $184   $213  $264
Nasdaq Stock Market-US Index      $100   $120    $151   $153   $204  $261

                              CERTAIN TRANSACTIONS

           On July 18, 1991, as an inducement to the Company's then bank lenders to restructure the Company's long-term bank loan, the Company acquired all of the issued and outstanding shares of capital stock of Crown Tool & Die Company ("Crown"), and acquired certain, and leased other, equipment from PRC Leasing, Inc. ("PRC"). At the time Crown was, and PRC remains, corporations wholly-owned by Alfred J. Roach, Chairman of the Board of Directors and a director of the Company. The equipment lease (as amended, the "Equipment Lease"), pursuant to which the Company leases equipment from PRC, has a term expiring July 17, 1999 (subject to an automatic extension until July 17, 2001, unless terminated by either party upon at least ninety days written notice prior to the scheduled renewal period) and provides for rentals at the rate of $200,000 per year. On August 3, 1995, the Company paid PRC $300,000 in payment of rentals for the period July 7, 1994 through January 16, 1996. The Company believes that the rentals charged by PRC are comparable to the rentals which would have been charged by nonrelated leasing companies for similar equipment.

           On August 4, 1995 and September 21, 1995, the Company redeemed 10,000 and 17,626 shares, respectively, of its Series A Preferred Stock (representing all of the issued and outstanding shares of Series A Preferred Stock) from Mr. Roach at the $100 per share liquidation and redemption value of the Series A Preferred Stock. The Series A Preferred Stock was convertible into Common Stock at $6.25 per share, or into an aggregate of 442,016 shares of Common Stock. The closing sales price of the Company's Common Stock on August 4, 1995 and September 21, 1995 were $7.50 and $9.25, respectively. Of such shares of Series A Preferred Stock: (i) 12,390 shares were acquired in exchange for all of the issued and outstanding shares of capital stock of Crown; (ii) 11,850 shares were acquired by Mr. Roach from PRC which, in turn, had acquired 5,000, 2,850 and 4,000 of such shares as part of the purchase price for Crown (which received the 5,000 shares of Series A Preferred Stock in settlement of $500,000 of indebtedness owed by Crown to PRC), for the purchase from PRC of equipment and for rental payments through January 17, 1994 (during which period rental payments were made, as a requirement of the Company's bank lenders, in Series A Preferred Stock in lieu of cash) under the Equipment Lease, respectively; and
(iii) 3,386 shares were issued to Mr. Roach in payment of dividends payable in Series A Preferred Stock on outstanding shares of Series A Preferred Stock.

           Between August 1 and August 4, 1995, Alfred J. Roach (Chairman of the Board of Directors and a director of the Company), Timothy J. Roach (President, Chief Executive Officer and a director of the Company), William J. Rouhana, Jr. (a director of the Company) and Timothy R. Graham (a director of the Company) exercised, in accordance with their terms, Warrants which entitled them to purchase 200,000, 100,000, 129,600 and 48,000 shares of Common Stock, respectively, at $5.00 per share. The Warrants had been issued in a private placement of Common Stock and Warrants by the Company in August 1992 in which investors purchased an aggregate of 2,200,000 shares of Common Stock and Warrants to purchase a like number of shares of Common Stock in units consisting of one share of Common Stock and one Warrant for $2.50 per unit. Messrs. Alfred
J. Roach and Timothy J. Roach had acquired their units in exchange for preferred stock, purchased by them for cash of $500,000 and $250,000, respectively, in February 1992; WinStar Venture II, Inc., a corporation then owned by WinStar Companies (in which, in turn, Mr. Rouhana had sole voting power over the majority of the voting shares) purchased 180,000 of the units and subsequently transferred the

Common Stock and Warrants owned by it to Messrs. Rouhana and Graham and a third party. In addition, Mr. Graham purchased 30,000 of such units individually. The closing sales price of the Company's Common Stock on February 21, 1992, the date the Company authorized the private placement was $5.00 per share (adjusted to give effect to the 1 for 2 -1/2 reverse split of outstanding Common Stock effected by the Company on April 26, 1994) and on the dates of exercise of the Warrants ranged from $7.50 per share to $7.81 per share.

           Between  January 19,  1996 and  February 2, 1996,  Mr.  Rouhana,  Jr.
exercised options to purchase 144,000, 43,200 and 43,200 shares at exercise prices of $5.00, $5.625 and $6.25, respectively, and Mr. Graham exercised options to purchase 20,000, 6,000 and 6,000 shares at exercise prices of $5.00, $5.625 and $6.25, respectively. The options were part of the options granted by the Company to WinStar Services in connection with entering into a Consulting Agreement in June 1992 under which WinStar Services rendered consulting services to the Company until July 1995. The options were subsequently transferred by WinStar Services to Messrs. Rouhana, Graham and a third party. The closing sales prices of the Company's Common Stock on the date the Consulting Agreement was entered into was $4.375 per share (adjusted for the reverse split described above) and on the dates of exercise of the options ranged from $6.875 to $7.50 per share. The Company has caused the shares issued to be registered under the Securities Act of 1933, as amended, for resale pursuant to certain registration rights under the options, with the cost of such registration being borne by the Company. See "Executive Compensation - Remuneration of Directors."


                                   PROPOSAL 2.

          ADOPTION OF AMENDMENTS TO, AND RESTATEMENT OF, THE COMPANY'S
                          CERTIFICATE OF INCORPORATION

           The Company's Board of Directors proposes to amend the Company's current Restated Certificate of Incorporation, as amended, to (i) remove all Class B Stock and Class C Stock from the capital stock which the Company is authorized to issue, (ii) renumber and reletter subsections and revise cross references as a result of deleting the text setting forth the terms of the Class B Stock and Class C Stock and (iii) correct minor typographical errors. The Board of Directors proposes to reflect such amendments in a Restated Certificate of Incorporation which would integrate and combine the full text of the Company's Certificate of Incorporation, as amended, into one document. The complete text of the proposed Restated Certificate of Incorporation as it would read if the amendment and restatement is approved by the shareholders of the Company is attached to this Proxy Statement as Appendix A and the discussion herein is qualified in its entirety by reference thereto.

REASON FOR PROPOSAL

           The Company's Class B Stock was authorized and offered to the stockholders of the Company in 1986 as an alternative to the Company's Class A Common Stock. The Class B Stock was identical to the Common Stock, except that each share of Class B Stock was entitled to ten votes on each matter presented for consideration by vote of stockholders (except that, until 1995, Common Stock, as a separate class, was entitled to elect 25% of the Board of Directors). Each share of Common Stock has been entitled to one vote. Each share of Class B Stock was entitled to only 83-1/3% of any dividends that may have been payable with respect to Common Stock and had only limited transferability rights. However, Class B Stock was convertible at any time into one share of Common Stock, which does not have those transferability limitations. All shares of Class B Stock were automatically converted into Common Stock at such time as the outstanding number of shares of Class B Stock fell below 5% of the aggregate number of issued and outstanding shares of Common Stock and Class B Stock.

           As a result of the voluntary conversion, in September 1995, of 321,284 of the 370,366 issued and outstanding shares of Class B Stock, the automatic conversion provision related to the Class B Stock contained in the Certificate of Incorporation was triggered. As a result, all remaining shares of Class B Stock were automatically converted into Common Stock and, since that time, there have not been any shares of Class B Stock issued or outstanding. The Company's Certificate of Incorporation does not permit the Company to issue any additional shares of Class B Stock without the approval of a majority of the votes of outstanding Common Stock.

           The Company's Class C Stock was authorized in 1979 for potential issuance to a limited number of key employees resident in Puerto Rico who would not be subject to Puerto Rico income taxes on any dividends paid by the Company out of certain earnings. Each share of Class C Stock was entitled to dividends, when, as and if declared by the Board of Directors, at an annual rate of $2.00 per share and were redeemable by the Company at $.01 per share. Except for the initial issuance of 22,500 shares (which shares were subsequently redeemed by the Company), no shares of Class C Stock have been issued and none are outstanding.

           Since the Company does not propose to issue additional shares of either Class B Stock or Class C Stock, the Board is proposing to remove both from the shares which the Company is authorized to issue under its Certificate of Incorporation and, therefore, simplify the Company's Certificate of Incorporation by deleting the complicated provisions of Class B Stock and Class C Stock which are no longer germane. A collateral benefit to the removal of Class B Stock and Class C Stock from authorized capital will be to reduce the Company's franchise tax payable in the State of Delaware.

           As a result of the removal of the 10,000,000 shares of authorized Class B Stock and 100,000 shares of authorized Class C Stock, the Company's authorized  capital  will  consist  of  31,000,000  shares  of  stock  presently
authorized  in  the  Company's  Certificate  of  Incorporation,   consisting  of
30,000,000 shares of Common Stock having a par value of $.01 per share and 1,000,000 shares of Preferred Stock having a par value of $1.00 per share (which the Company, by Board action, may issue in series, with each series to contain such voting powers, designations, preferences and rights, qualifications and restrictions as the Board may fix in connection with the issuance of any series of Preferred Stock). As of the Record Date, 7,446,975 shares of Common Stock were issued and outstanding and no shares of Series B Common Stock, Series C Common Stock or Preferred Stock were issued and outstanding.

           In addition, the proposed Restated Certificate of Incorporation will renumber and reletter subsections and revise cross references in the Certificate of Incorporation as a result of deleting the text setting forth the terms of the Class B Stock and Class C Stock, and correct minor typographical errors (generally to consistently reflect references to the Company with a lower case, rather than an upper case, letter "C") now contained in the Certificate of Incorporation and the amendments thereto.

           The  Board  also  recommends   that  the  Company's   Certificate  of
Incorporation, as amended periodically to date, be restated, integrated and combined into one document. This will simplify the Company's Certificate of Incorporation because all applicable current provisions of the Certificate of Incorporation will be contained in one document instead of in a series of documents.

           The proposed amendments and restatement of the Company's Certificate of Incorporation will have no effect on the rights of the holders of Common Stock.

REQUIRED VOTE

           The affirmative votes of the holders of a majority of the shares of Common Stock outstanding on the Record Date will be required to approve this proposal.

           The Board of Directors unanimously recommends a vote for Proposal 2.


                                   PROPOSAL 3.

                          RATIFICATION OF SELECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

           The Board of Directors has selected the firm of Arthur Andersen LLP as the independent public accountants of the Company for the year ending June 27, 1997. Arthur Andersen LLP and its predecessor, Arthur Andersen & Co., have acted for the Company in such capacity for the last twenty-four years. The Board proposes that the stockholders ratify such selection at the Meeting.

           Representatives of Arthur Andersen LLP are expected to be present at the Meeting and will be afforded the opportunity to make a statement if they so desire and to respond to appropriate questions.

REQUIRED VOTE

           The affirmative vote of a majority of the shares present or represented at the Meeting and entitled to vote on this proposal is required to approve the ratification of the Board's action in selecting Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending June 27, 1997. The Board of Directors unanimously recommends that stockholders vote FOR this proposal.

                                 MISCELLANEOUS

STOCKHOLDER PROPOSALS

           From time to time stockholders may present proposals which may be proper subjects for inclusion in the proxy statement and form of proxy related to that meeting. In order to be considered, such proposals must be submitted in writing on a timely basis. Stockholder proposals intended to be included in the Company's proxy statement and form of proxy relating to the Company's next Annual Meeting of Stockholders must be received by July 1, 1997. Any such proposals, as well as any questions relating thereto, should be directed to the Secretary of the Company, 1385 Akron Street, Copiague, New York 11726.

ANNUAL REPORT ON FORM 10-K

           A copy of the Company's Annual Report on Form 10-K for the year ended June 28, 1996, which has been filed with the Securities and Exchange Commission, is also available, without charge, to stockholders who are interested in more detailed information about the Company. Requests for a copy of that report should be addressed to Ms. Virginia M. Hall, Vice President-Administration, 1385 Akron Street, Copiague, New York 11726, telephone number (516) 789-5000.

SOLICITATION OF PROXIES

           The cost of solicitation of Proxies, including the cost of reimbursing banks, brokers and other nominees for forwarding proxy solicitation material to the beneficial owners of shares held of record by them and seeking instructions from such beneficial owners, will be borne by the Company. Proxies may be solicited without extra compensation by certain officers, directors and regular employees of the Company by mail and, if determined to be necessary, by telephone, telecopy, telegraph or personal interview.

OTHER MATTERS

           The Board of Directors does not intend to bring before the Meeting any matter other than those specifically described above and knows of no matters other than the foregoing to come before the Meeting. If any other matters or motions properly come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on such matter or motions, including any matters dealing with the conduct of the Meeting.

                                          By Order of the Board of Directors,


                                                   Dorothy Roach,
                                                     Secretary

October 28, 1996

                                   APPENDIX A

                      RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                              TII INDUSTRIES, INC.
                              --------------------


            1.          The name of the corporation is TII INDUSTRIES, INC.

            2. The address of its registered office in the State of Delaware is No. 100 West Tenth Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

            3. The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

            4. The aggregate number of shares of stock of all classes which the corporation shall have authority to issue is 31,000,000, consisting of 30,000,000 shares of Common Stock having a par value of $.01 per share, and 1,000,000 shares of Preferred Stock having a par value of $1.00 per share.

            The powers, preferences and the relative, participating, optional and other rights and the qualifications, limitations and restrictions of each class of stock, and the express grant of authority to the Board of Directors to fix by resolution the designations and the powers, preferences and rights of each share of Preferred Stock and the qualifications, limitations and restrictions thereof, which are not fixed by this Restated Certificate of Incorporation, are as follows:

            A.          Common Stock

                        I.          Dividends, etc.

                                    Subject  to the  rights  of the  holders  of
Preferred Stock, and subject to any other provisions of this Restated Certificate of Incorporation, as amended from time to time, holders of Common Stock shall be entitled to receive such dividends and other distributions in cash, stock or property of the corporation as may be declared thereon by the Board of Directors from time to time out of assets or funds of the corporation legally available therefor.

                        II.         Voting

                                    At every  meeting of the  stockholders  each
holder of Common Stock shall be entitled to one (1) vote in person or by proxy for each share of Common Stock standing in his name on the transfer books of the corporation.

                        III.        Liquidation Rights

                                    In the event of any dissolution, liquidation
or winding up of the affairs of the corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the corporation, the holders of each series of Preferred Stock shall be entitled to receive out of the net assets of the corporation, an amount for each share equal to the amount fixed and determined by the Board of Directors in any resolution or resolutions providing for the issuance of any particular series of Preferred Stock, plus an amount equal to all dividends accrued and unpaid on shares of such series to the date fixed for distribution, and no more, before any of the assets of the corporation shall be distributed or paid over to the holders of Common Stock. After payment in full of said amounts to the holders of Preferred Stock of all series, the remaining assets and funds of the corporation shall be divided among and paid ratably to the holders of Common Stock. If upon such dissolution, liquidation or winding up, the assets of the corporation distributable as aforesaid among the holders of Preferred Stock of all series shall be insufficient to permit full payment to them of said preferential amounts, then such assets shall be distributed among such holders, first in the order of their respective preferences, and second, as to such holders who are next entitled to such assets and who rank equally with regard to such assets, ratably in proportion to the respective total amounts which they shall be entitled to receive as provided in this Section III. A merger or consolidation of the corporation with or into any other corporation or a sale or conveyance of all or any part of the assets of the corporation (which shall not in fact result in the liquidation of the corporation and the distribution of assets to stockholders) shall not be deemed to be a voluntary or involuntary liquidation or dissolution or winding up of the corporation within the meaning of this Section III.

            B.          Preferred Stock

                        The Board of Directors is authorized, subject to limitations prescribed by law and the provisions of this subsection C, to provide for the issuance of the Preferred Stock in series, and by filing a certificate pursuant to the General Corporation Law, to establish the number of shares to be included in each such series, and to fix the designation, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions of the shares of each such series. The authority of the Board with respect to each series shall include, but not be limited to, determination of the following:

                                    (1) the number of shares  constituting  that
series and the distinctive designation of that series;

                                    (2)  whether  the  holders of shares of that
series shall be entitled to receive dividends and, if so, the rates, conditions and times of such dividends, any preference of any such dividends to, and the relation to, the dividends payable on any other class or classes of stock or any other series of the same class and whether dividends shall be cumulative or noncumulative;

                                    (3) whether the holders of that series shall
have voting rights in addition to the voting rights provided by law and, if so, the terms of such voting rights;

                                    (4) whether  shares of that series  shall be
convertible into, or exchangeable for, at the option of either the holder or the corporation or upon the happening of a specified event, shares of any other class or classes or of any other series of the same or other class or classes of stock of the corporation and, if so, the terms and conditions of such conversion or exchange, including provision for adjustment of the conversion or exchange rate in such events as the Board of Directors may determine;

                                    (5) whether  shares of that series  shall be
redeemable and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

                                    (6) whether  shares of that series  shall be
subject to the operation of a retirement or sinking fund and, if so subject, the extent to and the manner in which it shall be applied to the purchase or redemption of the shares of that series, and the terms and provisions relative to the operation thereof;

                                    (7) the  rights of shares of that  series in
the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation and any preference of any such rights to, and the relation to, the rights in respect thereto of any other class or classes of stock or any other series of the same class; and

                                    (8) whether  shares of that series  shall be
subject or entitled to any other preferences, and the other relative, participating, optional or other special rights and qualifications, limitations or restrictions of shares of that series.

            C.          Authorized Shares of Capital Stock

                        Except as may be provided in the terms and conditions fixed by the Board of Directors for any series of Preferred Stock, and in addition to any other vote that may be required by statute, stock exchange regulations, this Restated Certificate of Incorporation or any amendment hereof, the number of authorized shares of any class or classes of stock of the corporation may be increased or decreased by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of capital stock of the corporation entitled to vote.

            5.          The corporation is to have perpetual existence.

            6. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the By-laws of the corporation, except that the affirmative vote of the holders of at least 75% of the outstanding shares of capital stock of the corporation entitled to vote in the election of directors (considered for this purpose as one class) shall be required to make, alter or repeal, or to adopt any provision inconsistent with, Sections 6, 10 or 11 of the Certificate of Incorporation or Sections 1 or 2 of Article V or Article XII of the By-laws of the corporation.

            7. Meetings of stockholders may be held within or without the State of Delaware, as the by-laws may provide. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the board directors or in the by-laws of the corporation. Elections of directors need not be by written ballot unless the by-laws of the corporation shall so provide.

            8. Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

            9. The corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

            10. The number of directors which shall constitute the Board of Directors shall be not less than five (5) nor more than nine (9). The exact number of directors within the maximum and minimum limitation specified herein shall be fixed from time to time by resolution of the Board of Directors. The directors shall be classified with respect to the time during which they shall severally hold office by dividing them into three classes, each class consisting of one-third of the number of directors constituting the entire Board, as authorized by resolution of the Board of Directors, and all directors of the corporation shall hold office until their successors shall be elected and shall qualify or until their earlier resignation or removal. However, in instances where the total number of directors constituting the entire Board, as authorized by resolution of the Board of Directors, is a number other than an integral multiple of three, the number of directors to be elected each year shall reasonably approximate the number which would have been elected had the total number of directors constituting the whole Board been an integral multiple of three, as determined by the Board of Directors. At the meeting of the stockholders of the corporation held for the election of the first such classified Board, the directors of the first class (designated Class I) shall be elected for a term of one year, the directors of the second class (designated Class II) for a term of two years, and the directors of the third class (designated Class III) for a term of three years, and, in each instance, until their respective successors are elected and qualified. At each annual meeting of stockholders held thereafter, the successors to the class of directors whose term shall expire that year shall be elected to hold office for a term of three years, so that the term of office of one class of directors shall expire in each year. Any newly created directorships or any decrease in directorships, as authorized by resolution of the Board of Directors, shall be so apportioned among the classes as to make all classes as nearly equal in number as possible.

                        The directors shall have the power, from time to time, to increase or decrease their own number, within the maximum and minimum limitations specified therein, by resolution of the Board of Directors. Directors may not be removed from office except for cause by the affirmative vote or not less than a majority of the shares entitled to vote at an election of directors.

                        Newly created directorships resulting from an increase in the number of directors and all vacancies occurring in the Board, including vacancies occurring in the Board by reason of the removal of directors, may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum of the Board of Directors, and directors so chosen shall hold office until the next election of the class for which such directors shall have been chosen, and until their successors shall be elected and qualified.

            11. (a) Except as otherwise expressly provided in subparagraph (c) of this Section 11, the affirmative vote of the holders of at least 75% of the outstanding shares of capital stock of the corporation entitled to vote thereon shall be required to authorize: (i) any merger, combination, amalgamation or consolidation, of the corporation or any of its subsidiaries with or into any other corporation or entity; or (ii) any sale, lease or exchange by the corporation of property or assets constituting all or substantially all of the property and assets of the corporation and its subsidiaries taken as a whole to or with any other corporation, person or other entity; or (iii) the dissolution of the corporation if, in the case of (i) or
(ii) above, as of the record date for the determination of stockholders entitled to notice thereof and to vote thereon, such other corporation, person or entity is the beneficial owner, directly or indirectly, of 10% or more of the outstanding shares of capital stock of the corporation entitled to vote in the election of directors (considered for the purposes of this Section 11 as one class). Such affirmative vote shall be required notwithstanding the fact that some lesser percentage may be specified in any agreement or contract to which the corporation is a party (including, but not limited to, any agreement with any stock exchange on which any of the corporation's capital stock may be listed) and shall be in addition to any class or series vote to which any class or series of stock of the corporation may be entitled.

            (b) For the purposes of this Section 11, any corporation, person or other entity shall be deemed to be the beneficial owner of any shares of capital stock of the corporation (i) which it has the right to acquire, hold or vote pursuant to any agreement, or otherwise, or (ii) which are beneficially owned, directly or indirectly (including shares deemed owned through application of clause (i) above), by any other corporation, person or entity (A) with which it or its "affiliate" or "associate" (as those terms are defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934 as in effect on December 1, 1979) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of capital stock of the corporation, or (B) which is its "affiliate" or "associate". For the purpose of this Section 11, the outstanding shares of any class of capital stock of the corporation shall include shares deemed owned through the application of clauses (i) and (ii) above but shall not include any other shares which may be issuable pursuant to any agreement, or upon exercise of conversion rights, warrants, options or otherwise.

            (c) The provisions of this Section 11 shall not apply to (i) any transaction referred to in clauses (i) and (ii) of subparagraph (a) of this
Section 11 with any corporation of which a majority of the outstanding shares of all capital stock entitled to vote in the election of directors (considered for this purpose as one class) is owned beneficially by the corporation or its subsidiaries if such transaction is not being carried out to circumvent the requirements of this Section 11; or (ii) any transaction referred to in subparagraph (a) of this Section 11 if the Board of Directors of the corporation shall by resolution have approved, in the case of clause (iii) of subparagraph
(a) of this Section 11, such dissolution proposed by, or suggested on behalf of, or approved a memorandum of understanding with such other corporation, person or other entity with respect to, and substantially consistent with, a transaction described in clauses (i) or (ii) of subparagraph (a) of this Section 11, with any corporation, person or entity prior to the time such other corporation, person or entity (except any person, corporation or entity who as of December 3, 1979 was the beneficial owner of at least 10% of the outstanding shares of stock of the Company entitled to vote in the election of directors) became the owner of 10% or more of the outstanding shares of capital stock of the corporation entitled to vote in the election of directors (considered for this purpose as one class).

            (d) The Board of Directors of the corporation shall have the power and duty to determine for the purposes of this Section 11, on the basis of information then known to it, whether and when (i) any corporation, person or other entity beneficially owns 10% or more of the outstanding shares of capital stock of the corporation entitled to vote in the election of directors (considered for this purpose as one class), and/or is an "affiliate" or "associate" of another; (ii) any proposed sale, lease, exchange or other disposition involves all or substantially all of the assets of the corporation and its subsidiaries taken as a whole; (iii) any transaction referred to in subparagraph (a) of this Section 11 with any corporation of which a majority of the outstanding shares of all capital stock entitled to vote in the election of directors (considered for this purpose as one class) is owned beneficially by the corporation or its subsidiaries is being carried out to circumvent the requirement of this Section 11; and (iv) any memorandum of understanding referred to in subparagraph (c) of this Section 11 is substantially consistent with the transaction to which it relates. Any such determination by the Board shall be conclusive and binding for all purposes of this Section 11.

            12. No director of the corporation shall be personally liable to the corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, as the same exists or hereafter may be amended, or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the corporation, in addition to the limitation of personal liability provided herein, shall be limited to the fullest extent permitted by the amended Delaware Corporation Law. Any repeal or modification of this Article by the stockholders of the corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the corporation existing at the time of such repeal or modification.

TII INDUSTRIES, INC.

           PROXY FOR ANNUAL MEETING OF STOCKHOLDERS - DECEMBER 4, 1996 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


           The undersigned hereby appoints, as proxies for the undersigned, TIMOTHY J. ROACH and VIRGINIA M. HALL, or either of them, with full power of substitution, to vote all shares of the capital stock of TII Industries, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on Wednesday, December 4, 1996, at 4:00 p.m., New York time, at the Huntington Hilton, 598 Broad Hollow Road, Melville, New York, receipt of Notice of which meeting and the Proxy Statement accompanying the same being hereby acknowledged by the undersigned, and at any adjournments or postponements thereof, upon the matters described in the Notice of Meeting and Proxy Statement and upon such other business as may properly come before the meeting or any adjournments or postponements thereof, hereby revoking any proxies heretofore given.

            EACH PROPERLY EXECUTED PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE ON THE REVERSE SIDE HEREOF. WHERE NO DIRECTION TO VOTE ON A SPECIFIC MATTER IS GIVEN, THE PROXIES WILL BE DEEMED AUTHORIZED TO VOTE FOR EACH LISTED NOMINEE TO SERVE AS A DIRECTOR AND FOR PROPOSALS 2 AND 3.

            A VOTE FOR EACH NOMINEE AND FOR PROPOSALS 2 AND 3 IS RECOMMENDED BY THE BOARD OF DIRECTORS.


                                    (continued and to be signed on reverse side)

PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY, [_]

1.          ELECTION OF DIRECTORS               [_]                 [_]
            (check one box only)             FOR EACH            WITHHOLD
                                             NOMINEE             AUTHORITY
                                             LISTED BELOW        to vote
                                             Except as           for all
                                             marked to the       nominees
INSTRUCTIONS:  To withhold                   contrary below      listed below
  authority to vote for any nominee,
  mark the "FOR" box AND print that
  nominee's name below.

Timothy R. Graham,
James R. Grover, Jr. and Dorothy Roach
------------------------------


                                                   FOR       AGAINST     ABSTAIN

2.          To adopt proposed amendments to,       [_]         [_]         [_]
            and restatement of, the Company's
            Certificate of Incorporation.

4.          To ratify the selection of Arthur      [_]         [_]         [_]
            Anderson LLP as independent public
            accountants for the Company.


                                    NOTE: Please sign your name or names exactly
                                    as set forth hereon. If signing as attorney,
                                    executor,    administrator,    trustee    or
                                    guardian,  please  indicate  the capacity in
                                    which you are  acting.  Proxies  executed by
                                    corporations  should  be  signed  by a  duly
                                    authorized   officer  and  should  bear  the
                                    corporate seal.

                                    Dated ________  , 1996

                                    ____________________________________________
                                    Signature of Stockholder


                                    ____________________________________________
                                    Signature of Stockholder

              PLEASE DATE AND SIGN THIS PROXY AND MAIL IT PROMPTLY
                            IN THE ENCLOSED ENVELOPE